EXHIBIT 10

AMENDMENT NO. 2 TO RIGHTS AGREEMENT

BETWEEN

CHESAPEAKE ENERGY CORPORATION

AND

UMB BANK, N.A., AS RIGHTS AGENT

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THIS AMENDMENT NO. 2 TO RIGHTS AGREEMENT (this “Second Amendment”), dated as of March 3, 2006, is by and between Chesapeake Energy Corporation, an Oklahoma corporation (the “Company”), and UMB Bank, N.A., as Rights Agent (the “Rights Agent”).

R E C I T A L S:

WHEREAS, the Company and the Rights Agent have heretofore entered into a Rights Agreement, dated as of July 15, 1998, as amended on September 11, 1998 (the Rights Agreement”); and

WHEREAS, the Company desires to amend the Rights Agreement to revise Section 1(p); and

WHEREAS, the Board of Directors of the Company has unanimously approved the amendment to the Rights Agreement effected hereby and in accordance with Section 27 of the Rights Agreement, this Second Amendment can be effected without the approval of any holders of the Rights.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth and in accordance with Section 27 of the Rights Agreement, the parties hereby agree as follows:

1.              Section 1(p) of the Rights Agreement is hereby amended, effective as of the date set forth above, by revising such Section to read in its entirety as follows:

“Exempt Person” shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company or any employee benefit plan of the Company, (ii) Aubrey K. McClendon, his spouse, lineal descendants and ascendants, heirs, executors or other legal representatives and any trusts established for the benefit of the foregoing, or any other person or entity in which the foregoing persons or entities are at the time of determination the direct record and beneficial owners of all outstanding voting securities (each a “McClendon

Stockholder”), or (iii) any Person that is not a McClendon Stockholder but who or which is a Beneficial Owner of Common Stock Beneficially Owned by a McClendon Stockholder (a “Second Tier Stockholder”), but only if the shares of Common Stock otherwise Beneficially Owned by such Second Tier Stockholder (“Second Tier Holder Shares”) do not exceed the sum of (A) such holder’s Second Tier Holder Shares held on the date hereof and (B) 1% of the shares of Common Stock of the Company then outstanding.

2.              Except to the extent amended by this Second Amendment, the Rights Agreement shall continue in full force and effect.

3.              Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Rights Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed, all as of the day and year first above written.

CHESAPEAKE ENERGY CORPORATION
/s/ AUBREY K. MCCLENDON
Aubrey K. McClendon
Chairman of the Board and
Chief Executive Officer

UMB BANK, N.A.
/s/ MARK B. FLANNAGAN
Mark B. Flannagan
Vice President

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